UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SAREPTA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SAREPTA THERAPEUTICS Online Go to www.envisionreports.com/SRPT or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Sarepta Therapeutics, Inc. Meeting to be Held on June 4, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/SRPT Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SRPT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 25, 2020 to facilitate timely delivery. 2 N O T 038GYG

Stockholder Meeting Notice Sarepta Therapeutics, Inc.’s Annual Meeting of Stockholders will be held on June 4, 2020 at 9:00 a.m. Eastern Time, virtually via the internet at www.meetingcenter.io/266431477. To access the meeting you must have the 15 digit number that is printed in the oval shaded bar located on the reverse side of this notice. The password for the meeting is SRPT2020. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” all the nominees listed, and “FOR” Proposals 2, 3, 4 and 5. 1. TO ELECT, AS CLASS I DIRECTORS TO HOLD OFFICE UNTIL THE 2022 ANNUAL MEETING OF STOCKHOLDERS, OR UNTIL THEIR SUCCESSORS ARE EARLIER ELECTED, THE FOLLOWING NOMINEES: DOUGLAS S. INGRAM, HANS WIGZELL, M.D. PH.D. AND MARY ANN GRAY, PH.D. 2. ADVISORY VOTE TO APPROVE, ON A NON-BINDING BASIS, NAMED EXECUTIVE OFFICER COMPENSATION 3. APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 99,000,000 TO 198,000,000 SHARES 4. APPROVAL, CONTINGENT ON THE APPROVAL OF PROPOSAL 3, OF AN AMENDMENT TO THE COMPANY’S 2018 EQUITY INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED PURSUANT TO AWARDS GRANTED UNDER THE 2018 EQUITY INCENTIVE PLAN BY 3,800,000 SHARES TO 8,187,596 SHARES 5. RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please have your 15 digit number available when accessing the virtual meeting website. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SRPT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Sarepta Therapeutics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 25, 2020.